AB BOND FUND, INC.

-AB Short Duration Income Portfolio

AB CAP FUND, INC.

-AB FlexFeeTM Core Opportunities Portfolio

(each, a “Fund”, and together, the “Funds”)

Supplement dated November 14, 2019 to the following Prospectuses:

Prospectus	Date
AB FlexFeeTM Core Opportunities Portfolio	April 30, 2019
AB Short Duration Income Portfolio	December 12, 2018

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The following supplements the information contained in each Prospectus:

On November 7, 2019, AXA S.A. (“AXA”) announced the secondary public offering of 144,000,000 shares of common stock (the “Offering”) of AXA Equitable Holdings, Inc. (“AXA Equitable”). The sale of these shares to an underwriter in connection with the Offering closed on November 13, 2019. In addition, as part of the Offering, AXA Equitable has agreed to repurchase 24,000,000 of the 144,000,000 shares of common stock of AXA Equitable from the underwriter. Following the Offering, AXA’s ownership of the outstanding shares of common stock of AXA Equitable will decrease from approximately 39.1% as of November 6, 2019 to approximately 10.1%. AXA noted in its announcement that most of its remaining shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into AXA Equitable shares and maturing in May 2021.

This transaction will involve the divesture of a controlling block (over 25%) of AXA Equitable’s outstanding voting securities, and AXA will upon closing of the Offering no longer own a controlling interest in AXA Equitable. Accordingly, this transaction will be deemed to result in the indirect transfer of a “controlling block” of voting securities of the Adviser and an “assignment” causing a termination of each Fund’s current investment advisory agreement.

Consequently, the investment advisory agreement approved by each Fund’s Board at meetings held in late July through early August 2018 and subsequently by shareholders will become effective and existing investment advisory services will continue uninterrupted.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

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